Exhibit 10.17(c)

CONFIDENTIAL

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #2 TO TASK ORDER #20

COHERUS Project Number: CHS-0214-04

MEDPACE Project Number: ETA304

This Amendment #2 (“Amendment #2”) to Task Order #20 effective as of November 8, 2013 (“Task Order”), is by and between Coherus Biosciences, Inc., a Delaware corporation with its principal place of business at 201 Redwood Shores Parkway, Suite 200, Redwood City, CA 94065 (“Sponsor”), and Medpace, Inc., with its principal place of business at 5375 Medpace Way, Cincinnati, Ohio 45227 (“Medpace”). This Amendment #2 shall be effective June 27, 2014.

WITNESSETH:

WHEREAS, the Parties have entered into Task Order pursuant and subject to the terms of the Master Service Agreement dated January 23, 2012, (the “Agreement”); and

WHEREAS, the Parties desire to amend Task Order in connection with A Phase 3, Double-Blind, Randomized, Parallel-Group, Active-Control Study to Compare the Efficacy and Safety of CHS-0214 Versus Enbrel® in Subjects With Chronic Plaque Psoriasis (PsO) to increase the Investigator Payment amount and the Medpace Reference Laboratories (“MRL”) Services and Fees, which includes [***] vendor services.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties hereby agree as follows to the revised Scope of Work.

1.	The [***] Line item included under [***] category in Appendix C: Budget is hereby increased from [***] to [***]; and

2.	The [***] line item included under [***] category in Appendix C: Budget is hereby increased from [***] to [***]; and

3.	The [***] Line item is added under [***] category in Appendix C: Budget for [***] (collectively, the “Increase”).

4.	Appendix F: MRL and [***] Services and Budget attached to Amendment #1 is hereby deleted and replace by Appendix F attached to this Amendment #2.

5.	As a result of the Increase in the Budget, Appendix D: Payment Schedule, attached to the Task Order is hereby amended to include the following:

A total of [***] is due upon execution of Amendment #2. The remainder of the increase will be paid in accordance with the terms of Appendix D: Payment Schedule, attached to the Task Order.

Medpace Amendment #2 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 1

The total amount payable by Sponsor to Medpace under this Amendment #2 for Medpace Direct Fees, Pass-through Expenses, and Pre-funded Expenses shall not exceed the amount of [***] without prior written consent of both parties. The total value of Task Order and all subsequent amendments is now [***].

	Direct Fees	Pass Through Costs	Pre-funded Expenses	TOTAL
Task Order #20	[***]	[***]	[***]	[***]
Amendment #1	[***]	[***]	[***]	[***]
Amendment #2	[***]	[***]	[***]	[***]

TOTAL	[***]	[***]	[***]	[***]

All other provisions of the Agreement and Task Order shall remain unchanged and in effect.

IN WITNESS WHEREOF, the Parties have hereunto signed this Amendment #2 to Task Order in their official capacities which shall be effective on the day and year listed above.

MEDPACE, INC.

Signature:	/s/ John Wynne

By:	John Wynne
(Print Name)

Title:	Vice President Commercial Operations

COHERUS BIOSCIENCES, INC.

Signature:	/s/ Dennis M. Lanfear

By:	Dennis M. Lanfear
(Print Name)
Title:	President & CEO

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #2 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 2

Sponsor:	Coherus Biosciences	23-Jun-14
Protocol:	CHS-0214-04

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Total Medpace Reference Laboratories Fees	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #2 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 3

Medpace Reference Laboratories Fee Estimate

Sponsor:	Coherus Biosciences
Protocol:	CHS-0214-04	[***]
[***]
		Unit Cost	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Total Number of Units	Cost	Subtotal
Laboratory Tests																[***]
	[***]	[***]		[***]				[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]	[***]											[***]	[***]
Laboratory Support Services																[***]
[***]
	[***]	[***]												[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]			[***]	[***]
	[***]	[***]			[***]					[***]		[***]		[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
[***]
	[***]	[***]	[***]				[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
Total Medpace Reference Laboratory Fees																[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #2 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 4

Medpace Reference Laboratories Fee Estimate

Sponsor:	Coherus Biosciences
Protocol:	CHS-0214-04	[***]
[***]
		Unit Cost	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Total Number of Units	Cost	Subtotal
Laboratory Tests																[***]
	[***]	[***]		[***]				[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]	[***]											[***]	[***]
Laboratory Support Services																[***]
[***]
	[***]	[***]												[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]			[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]		[***]	[***]
	[***]	[***]			[***]					[***]				[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
[***]
	[***]	[***]		[***]				[***]	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
Total Medpace Reference Laboratory Fees																[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #2 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 5

Medpace Reference Laboratories Fee Estimate

Sponsor:	Coherus Biosciences
Protocol:	CHS-0214-04	[***]
[***]
		Unit Cost	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Total Number of Units	Cost	Subtotal
Laboratory Tests																[***]
	[***]	[***]		[***]				[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]		[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]		[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]		[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]												[***]	[***]
Laboratory Support Services																[***]
[***]
	[***]	[***]												[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]			[***]	[***]
	[***]	[***]			[***]					[***]		[***]		[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
	[***]	[***]												[***]	[***]
[***]
	[***]	[***]		[***]				[***]	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
Total Medpace Reference Laboratory Fees																[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #2 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 6

Medpace Reference Laboratories Pass Through Estimate

Sponsor: Coherus Biosciences
Protocol: CHS-0214-04
		Average Cost per Unit	Estimated Number of Units	Total Cost	Subtotal
Pass Through Estimates					[***]

[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]			[***]

Total Estimated Medpace Reference Laboratory Pass-Through Fees					[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #2 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 7

Transportation Costs

Country	Sites	Number Screened	Number Randomized	Number Ambient / Refrigerate shipments	Number Frozen Shipments	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]	[***]	[***]		[***]		[***]		[***]		[***]

				[***]						[***]	[***]
				[***]						[***]	[***]
				[***]						[***]	[***]
							[***]		[***]		[***]		[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #2 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 8

Transportation Costs										[***]

Country	Sites	Number Screened	Number Randomized	Number Ambient / Refrigerate Shipments	Number Frozen Shipments	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]	[***]	[***]		[***]		[***]		[***]		[***]

				[***]						[***]	[***]
[***]
[***]
							[***]		[***]		[***]		[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and

Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Amendment #2 to Task Order #20 Coherus Biosciences, Inc. CHS-0214-04 / ETA 304 Page 9